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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 26, 2007

                        VASO ACTIVE PHARMACEUTICALS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                001-31924                 02-0670926
-----------------------------   ---------------         --------------------
(State or Other Jurisdiction   (Commission File           (I.R.S. Employer
     of Incorporation)            Number )              Identification No.)



                 99 Rosewood Drive, Suite 260, Danvers, MA 01923
               ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (978) 750-1991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS.

         In September 2005, Vaso Active Pharmaceuticals, Inc. (the "Company") entered into a Stipulation and Agreement of Settlement (the "Settlement Agreement") wherein the Company was obligated to issue to plaintiffs' counsel in IN RE VASO ACTIVE PHARMACEUTICALS, INC. DERIVATIVE LITIGATION, Master Docket No. 04-10792-RCL (D. Mass.), an aggregate principal amount of $110,000 two-year 5% Subordinated Callable Convertible Notes due February 6, 2008, and February 16, 2008 (the "Notes"). The Notes represent plaintiffs' counsels' unpaid legal fees and related costs. The Notes bear interest at a rate of 5% per annum.

         The Company does not anticipate that it will be able to pay the outstanding principal and accrued interest under the Notes when the Notes become due. Under the terms of the Notes, such failure to pay will become an Event of Default (as defined in the Notes) on the close of business on Wednesday, February 13, 2008 (for the Note due February 6, 2008), and Friday, February 22, 2008 (for the Note due February 16, 2008) if such amounts are not paid prior to that time.

         On or about December 26, 2007, the holders of the Notes under the Settlement Agreement Company executed a Secondary Securities Purchase Agreement (the "Purchase Agreement") with VNA Holdings Inc. ("VNA") and the Company, wherein VNA agreed to purchase from the holders of the Notes, and the holders of the Notes agreed to sell to VNA, the Notes for an aggregate purchase price of $17,600. VNA is a corporation controlled by non-executive employees of Biochemics, Inc., the parent company of the Company. The consummation of the purchase and sale under the Purchase Agreement is subject to approval by the United States District Court for the District of Massachusetts of a related class action settlement (the "Class Action Settlement") and purchase agreement (the "Class Action Purchase Agreement").

         The Company has been advised that a motion to amend the previous court order regarding the distribution of funds under the Class Action Settlement and to approve the consummation of the purchase and sale under the Class Action Purchase Agreement was approved on January 24, 2008.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          VASO ACTIVE PHARMACEUTICALS, INC.

                                 By:      /s/ Joseph Frattaroli
                                          -------------------------------
                                          Name:   Joseph Frattaroli
                                          Title:  Acting Chief Executive
                                                  Officer and President


Dated: January 30, 2008